EXHIBIT 99.2

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Agreement”) is made and entered into as of the 28th day of October, 2003 between Home Properties, L.P., a New York limited partnership (the “Company”), Home Properties, Inc., a Maryland corporation (“HME”) and Nelson B. Leenhouts, an individual residing at 62 Woodbury Drive, Rochester, New York 14618 (“Employee”).

        WHEREAS, HME is the general partner of the Company and owns a majority of the limited partnership interests in the Company;

        WHEREAS, the financial performance of the Company therefore directly impacts the financial performance of HME;

        WHEREAS, the financial performance of HME and the Company has consistently exceeded the performance of their peer group for an extended period of time;

        WHEREAS, this superior performance has resulted in HME’s shareholders and the Company’s partners realizing a significant growth in the market value of their investment in HME and the Company;

        WHEREAS, the Board of Directors of HME wish to acknowledge and reward the Employee for the vital role that he has played in the success of the Company and HME;

        WHEREAS, the Board of Directors of HME also wish to acknowledge that HME and the Company will receive significant value from the ongoing employment of the Employee following his retirement as Co-Chief Executive Officer and to reward Employee for that continued employment; and

        WHEREAS, the Company and the Employee desire to enter into this Employment Agreement to formalize the manner in which the prior performance of the Employee will be acknowledged as well as to reflect the terms pursuant to which Employee will continue to be employed by the Company, including a covenant by the Employee not to compete with the Company and HME.

        NOW, THEREFORE, in consideration of the mutual promises, benefits and covenants herein contained, the Company and Employee hereby agree as follows:

1.     Effective Date; Term. This Agreement shall be effective on January 1, 2004 (the “Commencement Date”) and shall terminate on December 31, 2006 unless terminated sooner in accordance with section 4 of this Agreement.

2.     Duties. During the term of this Agreement, subject to the direction and control of the Chief Executive Officer and the Board of Directors of HME, the Employee shall serve in the capacity of Senior Advisor to the Chief Executive Officer and other senior staff of the Company and HME and shall perform and discharge well and faithfully any management and other duties consistent with the position of Senior Advisor as may be assigned to the Employee by the Chief Executive Officer and/or by the Board of Directors of HME . Provided that the Employee continues to be an elected member of the Board of Directors of HME for the terms of this Agreement, Employee also agrees to serve as Co-Chairman of the Board of Directors of HME and to perform such services as are typically provided by the Chairman of the Board of a publicly registered and listed company. The amount of Employee’s business time to be devoted to the interests and business of the Company, HME and their subsidiaries and affiliates, shall depend on the responsibilities and tasks that Employee is requested to perform as provided above but shall approximate the respective percentages of Employee’s business time for the time frames below:

        Calendar Year 2004     66-2/3%
        Calendar Year 2005    50%
        Calendar Year 2006    33-1/3%

The Employee shall not be required or expected to exceed the percentages set forth above and the above maximum time commitment shall be subject to a customary vacation period of six weeks per year, periods of illness and other absences beyond his control. It is agreed that the Employee shall not be required to perform his duties under this Agreement at the corporate offices of the Company on an everyday basis. Instead, the Employee shall be permitted to perform those duties at a location or locations based upon the needs of the Company and suiting his convenience with communications as necessary to perform those duties to be made through means of telephone, the internet, telecopy and mail. Notwithstanding the preceding sentence, the Employee agrees to make himself available in person at the Company’s corporate office to the extent reasonably requested by the Chief Executive Officer and/or the Board of Directors of HME or as may be otherwise necessary or appropriate to perform his duties hereunder.

3.     Compensation, Benefits and Expenses.

3.1     Base Salary and Bonus. During the period from the Commencement Date through the term of this Agreement, the Company shall pay to Employee the Base Salary described below:

        Calendar Year 2004    $300,000
        Calendar Year 2005    $225,000
        Calendar Year 2006    $150,000

The Base Salary shall be paid in equal installments pursuant to the Company’s standard payroll policies and shall be subject to withholding or deductions as may be mutually agreed between the Company and Employee or required by law.

3.2     Incentive Compensation. Employee shall receive incentive compensation pursuant to the Company’s Incentive Compensation Plan. The factor to be applied to the Employee’s salary under the Incentive Compensation Plan to determine the amount of the bonus to be paid shall be 12%. The Incentive Compensation to be paid to Employee in 2004 shall be based on the Company’s performance in 2003, continuing in like progression with the bonus to be paid in any year based on the prior year’s performance, including a payment to be made to the Employee in 2007 based on the Company’s 2006 performance.

3.3     Stock Option Grants and Restricted Stock Awards.

    (a)        Employee shall receive effective October 28, 2003 an award of 64,935 shares of Restricted Stock (the “Initial Grant”)under HME’s 2000 Stock Benefit Plan (the “Stock Plan”). The restrictions on shares subject to the Initial Grant shall lapse 20% per year with 20% lapsed on each of October 28, 2004, October 28, 2005, October 28, 2006, October 28, 2007 and October 28, 2008 except that in the event of the death or total disability (as defined in the Stock Plan) of Employee, the restrictions shall automatically lapse. The other terms with respect to the Initial Grant shall be as provided in the Stock Plan except that the restrictions on the shares shall not lapse upon Employee’s retirement as an employee of the Company but shall continue pursuant to the schedule described above.

    (b)        In each of 2004, 2005 and 2006, Employee shall be granted the following number of options to purchase shares of HME common stock:

        2004         33,330 shares
        2005         25,000 shares
        2006         16,665 shares

The above options shall be granted on the same dates and have the same terms as the options generally granted to the other employees of the Company during the above calendar years.

    (c)        In each of 2004, 2005 and 2006, Employee shall be awarded the following number of shares of Restricted Stock of HME:

        2004         6,623 shares
        2005         5,000 shares
        2006         3,333 shares

The above restricted shares shall be granted on the same date and have the same terms as the restricted shares generally granted to other employees of the Company during the above respective calendar years.

    (d)        Notwithstanding the provisions of paragraphs (b) and (c) above, the parties agree that the precise composition of the Employee’s compensation in terms of option grants and Restricted Stock awards may vary upon mutual agreement provided that the aggregate value of the compensation is substantially the same. The parties agree to reasonably consider the composition of the compensation keeping in mind the best interests of the Company and the Employee.

3.4     Fringe Benefits. During the period of his employment, Company shall provide Employee with such fringe benefits as shall be determined by the Management and Directors Committee of the Board of Directors of HME, provided, such fringe benefits shall be no less favorable than those provided to other senior executives of HME or the Company (or their subsidiaries or affiliates).

3.5     Expenses. During the term of this Agreement, the Company authorizes Employee to incur reasonable and necessary expenses in the course of performing his duties and rendering services hereunder, and the Company shall reimburse Employee for all such expenses within thirty (30) days after Employee renders to the Company an account of such expenses and such other substantiation as the Company may reasonably request. The Company shall provide Employee with an office, office equipment and clerical support at the Company’s corporate office. In addition, the Company shall pay for or reimburse Employee for Employee’s reasonable expenses incurred in establishing up to two alternate locations for performing his duties, including expenses associated with telephone and computer equipment but excluding rent and additional clerical support.

4.     Termination.

4.1     Termination. This Agreement may be terminated by the Company (after approval by the Board of Directors of HME) at any time with or without “Cause” or by Employee at any time with or without “Good Reason”.

4.2     Definition of Cause. As used herein “Cause” shall be determined in good faith solely by the Corporate Governance/Nominating Committee of the Board of Directors of HME in the reasonable and good faith exercise of its discretion and shall mean: (a) dishonest or fraudulent actions by Employee in the conduct of his duties for the Company or the conviction of Employee of a felony; (b) death of Employee; (c) a material failure by Employee to devote the amount of his business time (not required to exceed the percentages specified in paragraph 2) to the business of the Company as is necessary to perform his duties hereunder; (d) a material failure by Employee to follow the Company’s good faith instructions and directives that is not cured by the Employee within 60 days after receiving notice; (e) unreasonable and material neglect, refusal or failure by Employee to perform the duties assigned to him that is not cured by the Employee within 60 days after receiving notice; (f) Employee’s material breach of this Agreement that is not cured by the Employee within 60 days after receiving notice; (g) Employee’s material breach of any portion of paragraph 6 of this Agreement; (h) Employee’s breach of the Code of Business Conduct and Ethics of Home Properties of New York, Inc. and its Affiliated Companies (the “Code of Ethics”); (i) any other act or omission which subjects the Company, HME or any of their related entities to substantial public disrespect, scandal or ridicule; (j) any governmental regulatory agency recommends or orders that the Company terminate the employment of the Employee or relieve him of his duties; or (k) physical or mental disability of Employee that prevents him from performing his duties for 90 consecutive days or for an aggregate of 180 days in any twelve-month period.

4.3     Definition of Good Reason. As used herein, “Good Reason” shall mean: (a) a material breach of this Agreement by the Company or HME that is not cured within 60 days after receiving notice of such breach with the determination as to whether there has been a breach and whether the breach is material to be determined solely by the Corporate Governance/Nominating Committee of the Board of Directors of HME in the reasonable and good faith exercise of their discretion; or (b) the occurrence of a Change of Control as currently defined in HME’s and the Company’s Executive Retention Plan.

4.4     Termination for Cause or Without Good Reason. In the event that: (a) the Company terminates this Agreement for Cause; or (b) Employee resigns or terminates without Good Reason, then, in any such event, Employee’s rights to receive any payments and benefits pursuant to this Agreement shall, effective upon the date of termination or expiration of his employment, terminate in all respects, except that the Company shall pay to Employee any payments and benefits hereunder that are accrued and unpaid up to such date, and shall reimburse Employee for any expenses incurred as of such date pursuant to paragraph 3.5 hereof. In addition, the Initial Grant of Restricted Stock shall not be affected by any such termination, unless the termination results from death or disability in which event the restrictions on the Initial Grant shall lapse.

4.5     Termination Without Cause or for Good Reason. In the event that: (a) the Company terminates for any reason other than for Cause; or (b) Employee resigns or terminates for Good Reason, then in any such event: (i) the Company shall pay to Employee any payments and benefits hereunder that are accrued and unpaid up to, and shall reimburse Employee for any expenses incurred pursuant to paragraph 3.5 hereof prior to, the date of termination or expiration; (ii) the Company shall pay to the Employee within twenty business days after termination or expiration of his employment, a lump sum equal to the greater of two or the number of full years remaining in the Term multiplied by Employee’s Base Salary and incentive compensation determined in accordance with Paragraph 3.2 for the year preceding the date of termination of employment; (iii) the Company shall pay to the Employee prior to March 31 of the year following termination, the incentive compensation for Employee would have earned as provided in Paragraph 3.2 hereof if he had been an Employee on December 31 of the year of termination; (iv) all restrictions on the Initial Grant of Restricted Stock and any Restricted Stock subsequently granted under paragraph 3.3(c) shall lapse; (v) Employee shall be issued that number of shares of common stock of HME having no restrictions as shall equal the number of shares of restricted stock to be issued under paragraph 3.3(c) that have not yet been issued as of the date of termination; (vi) all options previously issued to the Employee under paragraph 3.3(b) shall vest; and (vii) the Company shall pay to the Employee the value of the stock option grants that would otherwise have been awarded to Employee under the Agreement but for the termination with the value to be determined as of the date of termination utilizing a reasonable methodology.

5.     Notices. Any notices or other communications under this Agreement shall be in writing and shall be given by personal delivery or by a nationally recognized overnight delivery service, and shall be deemed given when personally delivered, or on the next business day following delivery to a nationally recognized overnight delivery service:

(i)     if to Employee, addressed to:

              Nelson B. Leenhouts
              62 Woodbury Drive
              Rochester, New York 14618

(ii)     if to the Company, addressed to:

              Home Properties, L.P.
              850 Clinton Square
              Rochester, NY 14604
              Attn:  Janine Schue and Ann McCormick

or to such other address or addresses as either party shall have specified in writing to the other party hereto. Any notices to be issued hereunder by the Company shall be issued by the Corporate Governance/Nominating Committee of the Board of Directors on behalf of the Company.

6.     Covenants as to Confidential Information and Non-Compete.

6.1     Non-Compete. The Employee recognizes that by virtue of his status as an employee and a member of HME’s Board of Directors he is obligated to uphold his fiduciary and other obligations to the Company and HME and comply with all of the restrictions set forth in the Code of Ethics, which is attached hereto and incorporated herein by reference. Employee acknowledges and agrees that he will fully and faithfully abide by the Code of Ethics for so long as he is an employee and/or a member of HME’s Board of Directors. In addition, the Employee acknowledges and recognizes the highly competitive nature of the Company’s business and agrees that during the term of this Agreement, and in the event this Agreement is terminated for any reason other than with Cause or without Good Reason, until January 1, 2007, Employee will not, directly or indirectly, without the written consent of the Real Estate Committee of the Board of Directors of HME, own, manage, operate, control, be employed by, or participate in or be connected with any entity owning or having financial interest in, whether direct or indirect, a business entity which is in the business of owning, operating, acquiring, developing or otherwise dealing in Market-Rate (as subsequently defined) multifamily residential real properties in the United States and Canada. In addition, in the event this Agreement is terminated for Cause or without Good Reason for two years after the termination of this Agreement, Employee will not, directly or indirectly, without the written consent of the Real Estate Committee of the Board of Directors of HME, own, manage, operate, control, be employed by, or participate in or be connected with any entity owning or having financial interest in, whether direct or indirect, a business entity which is in the business of owning, operating, acquiring, developing or otherwise dealing in Market-Rate multifamily residential real properties in the United States and Canada. A property shall be deemed “Market-Rate” if there is no project-based governmental assistance for residents of the property, if there is no government subsidized interest rates that apply to the financing for the property and if no interests in the entity owning the property have been sold to a third party for purposes of that party acquiring tax credit benefits. The above restrictions shall not be violated if and to the extent that the Employee owns, manages, operates, controls, is employed by or participates in or is connected with any entity owning or having a financial interest in a business entity which owns, operates, acquires, develops or otherwise deals in any multifamily residential real property consisting: (a) fifty (50) or fewer apartment units wherever located; (b) two hundred (200) or fewer apartment units if the property is located in a state in which the Company does not own real property at the time that the acquisition or transaction occurs; and/or (c) to the extent that the Employee’s interest in any entity consists of less than a 5% limited partnership interest in the case of a partnership and less than 5% of the outstanding vesting shares in the case of a corporation in all cases so long as such ownership, management, operation or control does not violate the Code of Ethics. The Company hereby consents to Employee’s continued ownership and/or management, individually and through Home Leasing Corporation and Home Leasing, LLC and their affiliates, of the Managed Properties as described on the attached Schedule A.

6.2     Confidential Information. In addition to the obligations of confidentiality as set forth in the Code of Ethics, the Employee recognizes and acknowledges the existence of confidential business matters, trade secrets, and proprietary information of the Company and HME, including but not limited to customer lists sales, products, markets, inventions, marketing strategies and plans, research, practices, procedures, current and planned corporate strategies, strategic customers and business partners, and the identity, skills and interest of its employees, which matters are valuable, special, and unique assets of the Company’s and HME’s business. The Employee shall not, during or after the term of employment with the Company, disclose the Company’s or HME’s confidential business matters to any person, firm, corporation, partnership, association or other entity for any reason or purpose whatsoever, without the prior written consent of the Board of Directors of HME, except as required by law or pursuant to legal process.

6.3     Remedies for Breach of Section 6. The Employee further acknowledges that (a) compliance with entire Section 6 is necessary to protect the Company’s and HME’s business and goodwill; (b) a breach of Section 6 will irreparably and constitutionally damage the Company and HME; and (c) an award of money damages will not be adequate to remedy such harm. Consequently, Employee agrees that, and in addition to other remedies, in the event he breaches or threatens to breach any of these covenants, the Company and HME shall be entitled to both: (1) a preliminary or permanent injunction to prevent the continuation of such harm; and (2) money damages, insofar as they can be determined, including, without limitation, all reasonable costs and attorneys’ fees incurred by the Company and/or HME in the enforcement of the provision.

6.4     Enforceability. The Employee acknowledges and agrees that the provisions of this Agreement are reasonable and necessary for the protection of the Company and HME. If, however, a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in Section 6.1 is an unreasonable or otherwise unenforceable restriction against the Employee, the provisions of Section 6.1 shall not be rendered void but shall be deemed amended to apply as to the maximum time and territory and to the other extent as this court may judicially determine or indicate to be reasonable.

7.     Breach of Agreement. Each party agrees to indemnify and hold harmless the others from and against any loss, liability, damages, judgments, suits, costs or expenses (including the costs of investigating and enforcing each party’s rights under this Agreement and attorneys’ fees and expenses) relating to or arising from any breach by any party of the terms of this Agreement.

8.     Governing Law. ALL QUESTIONS PERTAINING TO THE VALIDITY, CONSTRUCTION, EXECUTION AND PERFORMANCE OF THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

9.     Entire Agreement. This Agreement and the benefit plans referred to herein constitute the entire agreement of the parties hereto with respect to the matters contained herein, and no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by each of the parties hereto. No failure to exercise any right or remedy hereunder shall operate as a waiver thereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

10.     Headings. The paragraph and subparagraph headings contained in this Agreement are for reference purposes only and shall not affect the construction or interpretation of this Agreement.

11.     Counterparts. This Agreement may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on the parties hereto, notwithstanding that both parties are not signatory to the original or the same counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below, effective as of the date first above written.

Date: October 28, 2003              HOME PROPERTIES, L.P.
                                    By: Home Properties, Inc.
                                        Its: General Partner

                                    By: /s/ Edward J. Pettinella
                                        Edward J. Pettinella
                                        Executive Vice President

                                    HOME PROPERTIES, INC.

Date: October 28, 2003              By: /s/ Clifford W. Smith, Jr.
                                        Clifford W. Smith, Jr.
                                        Chairman of Management and Directors Committee
                                        of the Board of Directors

Date: October 28, 2003                  /s/ Nelson B. Leenhouts
                                        Nelson B. Leenhouts

SCHEDULE A

MANAGED PROPERTIES

Clinton Square Office Building
Parkridge Physicians Office Building
Piano Works Mall and Office Building
Southview Commons and Southview Management
The Park at Allens Creek
Midtown Plaza
Fight Village

Gananda – including but not limited to the sale of land to third parties for commercial and multifamily development

Riverton Knolls – including but not limited to the sale of land to third parties for commercial and multifamily development

Old Brookside – including but not limited to the sale of land to third parties for commercial and multifamily development.